Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (this “Amendment”) made as of the 9th day of August, 2011, is by and among CODORUS VALLEY BANCORP, INC., a Pennsylvania business corporation (the “Corporation”), PEOPLESBANK, A Codorus Valley Company, a Pennsylvania banking institution (the “Bank”), and HARRY R. SWIFT, an adult individual (the “Executive”), and amends that certain Employment Agreement made as of August 25, 2009 among the parties hereto (the “Employment Agreement”).

WITNESSETH

WHEREAS, the Corporation, the Bank and the Executive have determined that, through an oversight and contrary to the intention of the parties, the Employment Agreement fails to specify payments to the Executive upon termination of his employment by the Corporation or the Bank other than for cause following a Change in Control (as defined in the Employment Agreement); and

WHEREAS, the Corporation, the Bank and the Executive desire to enter into this Amendment to correct this oversight by amending the Employment Agreement as provided herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.        Capitalized terms used and not defined in this Amendment shall have the meanings ascribed thereto in the Employment Agreement.

2.        The introductory sentence of Section 11(d) of the Employment Agreement is hereby amended by adding “the Executive’s employment is terminated by the Corporation or the Bank other than for Cause or” after the first word “If” so that the first part of the introductory sentence reads “If the Executive’s employment is terminated by the Corporation or the Bank other than for Cause or the Executive terminates his employment for “Good Reason” during the period commencing with the date of any “Change in Control”, as defined herein, and ending on the second anniversary of the date of the Change in Control, then the Executive shall be entitled to receive the following payments and benefits: … .”

3.        The Employment Agreement, as amended hereby, remains in full force and effect. Upon execution of this Amendment, all references in the Employment Agreement to “this Agreement” shall be deemed to be references to the Employment Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties, each intending to be legally bound, have executed this Amendment as of the date, month and year first above written.

ATTEST:	CODORUS VALLEY BANCORP, INC.

By:
Secretary

ATTEST:	PEOPLESBANK, A CODORUS VALLEY COMPANY

By:
Secretary

WITNESS:

Harry R. Swift